UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2019

TEB BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-227307	83-2040340
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

2290 North Mayfair Road, Wauwatosa, Wisconsin		53226
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (414) 476-6434

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01   Other Events
TEB Bancorp, Inc. (the “Company”), the proposed holding company for The Equitable Bank, S.S.B. (the “Bank”), today announced that it has completed the subscription and community offerings of its common stock.  Completion of the Bank’s reorganization and the closing of the Company’s stock offering remains subject to receipt of final regulatory approvals.

Item 9.01   Financial Statements and Exhibits
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TEB Bancorp, Inc.
DATE: April 22, 2019	By:	/s/ John P. Matter
John P. Matter President and Chief Executive Officer